SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 1997

                             HIGHLAND BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                   ----------------------------------        95-4654552
(State or other                 (Commission file number)           IRS Employee
jurisdiction of incorporation)                              Identification No.)


             601 South Glenoaks Boulevard, Burbank, California 91502
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 848-4265

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other:  SUCCESSION TO EXCHANGE ACT REPORTING OBLIGATIONS

         On December 16, 1997, Highland Bancorp, Inc., a Delaware corporation (the "Company") became the holding company of Highland Federal Bank, a federally chartered savings bank (the "Bank"), in accordance with the terms of a Plan of Reorganization and Agreement of Merger, dated December 3, 1997 (the "Reorganization Agreement"), by and between the Company, the Bank and Highland Federal Interim Savings Bank ("Interim"), an interim federal savings bank formed for the sole purpose of effecting the reorganization of the Bank into a holding company form of organization (the "Reorganization"). Pursuant to the Reorganization Agreement: (i) the Company was organized as a wholly owned subsidiary of the Bank; (ii) Interim was organized as a wholly owned subsidiary of the Company; and (iii) Interim was merged with and into the Bank, with the Bank as the surviving corporation, and with the result that, by operation of law, the Bank became a wholly owned subsidiary of the Company. On the effective date of the Reorganization, each issued and outstanding share of the common stock of the Bank (the "Bank Common Stock") was converted, by operation of law, into one share of common stock of the Company (the "Company Common Stock").

         Prior to the consummation of the Reorganization, the Bank was subject to the information, reporting and proxy statement requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, filed reports, proxy statements and other information with the Office of Thrift Supervision (the "OTS"). Pursuant to Rule 12g-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Exchange Act, on the effective date of the Reorganization, the Company automatically succeeded to the reporting obligations of the Bank under the Exchange Act. Filings made by the Company under the Exchange Act will be made with the Commission rather than the OTS. The Bank's reporting obligations under the Exchange Act ended when the Company's obligations began. The Company Common Stock has been accepted for listing and is quoted on The Nasdaq Stock Market, Inc., National Market System under the former trading symbol of the Bank Common Stock, "HBNK."

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.       FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
                  Not applicable.

         b.       PRO FORMA FINANCIAL INFORMATION.
                  Not applicable.

         c.       Exhibits.

EXHIBIT NO.       DESCRIPTION

2.1 Plan of Reorganization and Agreement of Merger, filed as EXHIBIT A to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by the Company with the Commission on October 28, 1997 (File No. 333-38911), and incorporated herein by reference.

4.1 Form of Stock Certificate, filed as Exhibit 4.1 to the Registration Statement on Form S-4 filed by the Company with the Commission on October 28, 1997 (File No. 333-38911), and incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     HIGHLAND BANCORP, INC.


Dated:  December 16, 1997            By:/s/ Stephen N. Rippe
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                                     Stephen N. Rippe
                                     President and Chief Executive Officer